UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


       Date of report (Date of earliest event reported): October 24, 2003
                                                         ----------------

                          KENTUCKY FIRST BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-13904                 61-1281483
-------------------------------    --------------------      ------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



       308 North Main Street, Cynthiana, Kentucky         41031-1210
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           (Address of Principal Executive Offices)       (Zip Code)



       Registrant's telephone number, including area code: (859) 234-1440
                                                           --------------

                                 Not applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On October 24, 2003, Kentucky First Bancorp, Inc. (the "Company") issued a press release announcing that at the annual meeting of the Company held on October 23, 2003, the shareholders of the Company adopted and approved the Agreement and Plan of Merger, dated as of July 8, 2003, pursuant to which the Company will be merged with Kentucky Bancshares, Inc.

     The press release is attached as Exhibit 99 and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


    Exhibit 99                Press Release dated October 24, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KENTUCKY FIRST BANCORP, INC.



Date: October 24, 2003              By:/s/ Betty J. Long
                                       ----------------------------------------
                                       Betty J. Long
                                       President and Chief Executive Officer